EXHIBIT 23(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1999 included in PremiumWear, Inc.'s Form 10-K for the fiscal year ended January 2, 1999, and to all references to our Firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
June 21, 1999


                                        8